UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2010

ARYx THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33782	77-0456039
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6300 Dumbarton Circle Fremont, California	94555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 585-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Bridge Loan Financing

On August 13, 2010, we entered into a secured note and warrant purchase agreement (the “Agreement”) with certain accredited investors (each an “Investor” and collectively, the “Investors”).  Pursuant to the terms of the Agreement, we agreed to issue and sell in a private placement our secured promissory notes (the “Notes”) in the aggregate principal amount of up to $4.0 million, and warrants to purchase up to an aggregate of 2,000,000 shares of our common stock (the “Warrants,” and together with the Notes and shares of our common stock issuable upon exercise of the Warrants, the “Securities”), subject to the terms and conditions set forth in the Agreement (the “Bridge Financing”).  The Notes are secured by a security interest in all of the assets of the Company pursuant to the terms of a Security Agreement, dated August 13, 2010, by and between us and the Investors (the “Security Agreement”). We also agreed to grant the Investors a security interest on our intellectual property pursuant to an Intellectual Property Security Agreement, dated August 13, 2010 (the “Bridge IP Security Agreement”).

On August 13, 2010, we closed on the initial tranche of $2.0 million of Notes pursuant to the terms and conditions set forth in the Agreement and, as a result, issued Warrants to the Investors to purchase 1,000,000 shares of our common stock.  The Agreement provides for the sale of a second tranche of $2.0 million of Notes on September 30, 2010 (together with the issuance of Warrants to purchase an additional 1,000,000 shares of our common stock), at our option, provided that: (1) we meet certain business development and financing goals in the reasonable discretion of the Investors; (2) we have not created, incurred, assumed, guaranteed, or otherwise become, directly or indirectly, liable with respect to any indebtedness other than as permitted in the Agreement; and (3) we are not in default under any of our debt obligations, unless waived by the applicable lender(s) in a manner reasonably acceptable to the Investors.  We must deliver notice of our election to complete the second tranche to the Investors no later than September 15, 2010.

The Notes accrue interest at a continuously compounding rate of 12.0% per annum.  Unless earlier paid pursuant to the terms of the Agreement or accelerated in connection with an event of default, subject to the terms of the Agreement, we will make interest only payments through December 31, 2010, followed by 24 equal monthly payments of principal and interest through January 1, 2013 (the “Maturity Date”).  An event of default is defined in the Agreement to include, among other things: (1) our failure to pay timely any amounts due under the Notes; (2) the filing of any petition or action by us for relief under any bankruptcy, reorganization, insolvency or moratorium law or any assignment for the benefit of our creditors; and (3) the filing of an involuntary petition against us under any bankruptcy statute or a custodian, receiver or similar official is appointed to take possession, custody or control of any of our property.  Upon the occurrence of an event of default, all amounts due under the Notes shall become immediately due and payable at the option of the Investors, and in case of (2) and (3) above such amounts shall automatically be immediately due and payable.

In the event we sell any or all of our assets or enter into certain strategic collaboration agreements with proceeds of at least $15.0 million prior to the Maturity Date, all unpaid amounts under the Notes shall be due and payable within 10 business days of receipt of the proceeds of such transactions.  In addition, in the event we complete an equity financing with proceeds of at least $30.0 million prior to the Maturity Date and the Investors elect to participate in such equity financing, the Notes may be surrendered and the outstanding principal and interest under the Notes applied to the purchase of equity securities in such equity financing at the option of each Note holder.  If we complete a sale of assets or strategic collaboration with proceeds of less than $15.0 million, complete an equity financing with proceeds of less than $30.0 million, or sell certain debt securities approved by the Investors, the lesser of (1) all amounts due under the Notes or (2) 50% of the proceeds of such transaction shall be due and payable within 10 business days of receipt of such proceeds.

The total number of shares of common stock underlying each Investor’s Warrants is equal to 25% of the principal amount of each Note purchased by such Investor at each tranche closing in the Bridge Financing divided by $0.50, which represents 110% of the 20-day average closing bid price of a share of our common stock as reported on the NASDAQ Global Market as of August 12, 2010.  The Warrants have a purchase price of $0.0125 per underlying share of common stock and are exercisable for a term of five years from the date of issuance at an exercise price of $0.50 per share.

We anticipate net proceeds of approximately $1.8 million in connection with the sale of Securities from the initial tranche of the Bridge Financing, after deducting certain expenses payable by us. The net proceeds from the initial tranche of the Bridge Financing were used by us to make an approximately $2.0 million repayment on our existing loan obligation with Lighthouse Capital Partners V, L.P. (“Lighthouse”) pursuant to the terms of our loan arrangement with Lighthouse as concurrently amended on August 13, 2010 and more fully described below. We currently anticipate the proceeds from the second tranche of the Bridge Financing, to the extent such closing occurs, to be used for working capital and other corporate and operational purposes, including permitted payments to our lenders.

In connection with Bridge Financing, we also entered into a registration rights agreement (the “Rights Agreement”) with the Investors on August 13, 2010, pursuant to which we granted to the Investors certain registration rights related to the shares issued upon exercise of the Warrants (the “Warrant Shares”). Under the terms of the Rights Agreement, we are required, among other things, to file, within 60 days after August 13, 2010 (or, in the event we are required to file the registration statement on a Form S-1, within 90 days after August 13, 2010), a registration statement registering for resale the Warrant Shares.

The Investors consisted of entities affiliated with MPM Capital and Ayer Capital Management, L.P., each of which are existing beneficial owners of our common stock. MPM Capital is deemed to be one of our principal stockholders and, as a result, an affiliate of our company. Nicholas J. Simon, a member of our board of directors, is an affiliate of MPM Capital.

The foregoing descriptions of the Warrants, the Agreement, the Security Agreement, the Bridge IP Security Agreement and the Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the form of Warrants and such other documents, which are attached hereto as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

The Agreement has been filed as an exhibit to this Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about our company. The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders (other than Investors who are parties to the Agreement) are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of our company or our affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

Lighthouse Loan Restructuring

Concurrently with the Bridge Financing, we and Lighthouse entered into Amendment No. 8 (the “Amendment”) to that certain Loan and Security Agreement No. 4521 dated March 28, 2005, as amended ( the “Loan Agreement”). The Amendment provides for the conversion of up to approximately $2.3 million of loan payments scheduled for the third quarter of 2010 into a new loan (the “New Commitment”). Upon the closing of the initial tranche of the Bridge Financing, we used the net proceeds from such closing to make an approximately $2.0 million repayment of our loan obligation to Lighthouse and, pursuant to the terms of the Amendment, Lighthouse agreed to promptly loan approximately the same amount as part of the New Commitment. We are required to make a subsequent payment of approximately $300,000 to Lighthouse on or about September 1, 2010, which amount Lighthouse has agreed to promptly loan to us upon receipt of such payment as part of the New Commitment.  We anticipate the proceeds from the New Commitment to be used for working capital and other corporate and operational purposes, including permitted payments to our lenders.

The New Commitment is due and payable on December 31, 2010 in one lump sum payment equal to the aggregate principal amount plus accrued interest through the due date at a stated interest rate of 13.0% per annum.  However, if the second tranche of the Bridge Financing does not occur, the New Commitment becomes due and payable on September 30, 2010.  In the event we enter into certain strategic transactions with proceeds of at least $40.0 million prior to the applicable due date, the New Commitment will be amortized and payable in equal monthly installments of principal and interest over the 18 months following the closing of such strategic transaction.  Upon the occurrence of an event of default or liquidation event, all outstanding amounts under the New Commitment shall be immediately due and payable.

The Amendment also provides for additional events of default under the Loan Agreement, including any assignment of the Notes without Lighthouse’s consent and the failure of the second tranche of the Bridge Financing to occur.  The other material terms of the loan and security agreement with Lighthouse remain as set forth in the original loan and security agreement, as amended, previously filed as Exhibit 10.19 to our Registration Statement on Form S-1, as amended (File No. 333-145813), which is incorporated herein by reference.

In connection with the Bridge Financing and the Amendment, Lighthouse and the Investors entered into an Intercreditor Agreement on August 13, 2010 (the “Intercreditor Agreement”).  Under the terms of the Intercreditor Agreement, Lighthouse’s security interests securing the New Commitment and other amounts currently outstanding under the Loan Agreement will be senior to the Investors’ security interests under the Security Agreement.  In addition, the amounts due under the Notes are subordinated to amounts owed to Lighthouse under the Loan Agreement, provided that the Investors are entitled to receive the regular monthly installments of principal and/or interest under the terms of the Notes. The Intercreditor Agreement also contains certain cross-default provisions and provides for related remedies to Lighthouse and the Investors in the event we default on our loan obligations. In order to induce Lighthouse to enter into the Intercreditor Agreement and facilitate the Bridge Financing, we agreed to grant Lighthouse a lien on our intellectual property pursuant to an Intellectual Property Security Agreement, dated August 13, 2010 (the “IP Security Agreement”).

The Amendment, the IP Security Agreement and the Intercreditor Agreement are filed herewith as Exhibits 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference. The foregoing description of the Amendment, the IP Security Agreement and the Intercreditor Agreement is qualified in its entirety by reference to such exhibits.

Item 2.02.     Results of Operations and Financial Condition.

On August 16, 2010, we reported our financial results for the three months ended June 30, 2010. A copy of the press release issued by us on August 16, 2010 is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the sale of our unregistered debt and equity securities is incorporated by reference into this Item 3.02. These securities were offered and sold in a private placement to certain accredited investors without registration under the Securities Act of 1933, as amended, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Accordingly, the securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered, these securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

Item 9.01      Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
4.1	Form of Warrant to Purchase Common Stock issued August 13, 2010 and issuable September 30, 2010 to several purchasers.
10.1	Secured Note and Warrant Purchase Agreement, dated August 13, 2010, by and among ARYx Therapeutics, Inc. and the investors identified on the signature pages thereto.
10.2	Security Agreement, dated August 13, 2010, by and among ARYx Therapeutics, Inc. and the investors identified on the signature pages thereto.
10.3	Intellectual Property Security Agreement, dated August 13, 2010, by and among ARYx Therapeutics, Inc. and the investors identified on the signature pages thereto.
10.4	Registration Rights Agreement, dated August 13, 2010, by and among ARYx Therapeutics, Inc. and the investors identified on the signature pages thereto.
10.5	Amendment No. 8 to Loan and Security Agreement, dated August 13, 2010, by and between ARYx Therapeutics, Inc. and Lighthouse Capital Partners V, L.P.
10.6	Intellectual Property Security Agreement, dated August 13, 2010, by and between ARYx Therapeutics, Inc. and Lighthouse Capital Partners V, L.P.
10.7	Intercreditor Agreement, dated August 13, 2010, by and among Lighthouse Capital Partners, ARYx Therapeutics, Inc. and the other parties identified on the signature pages thereto.
99.1	Press release, dated August 16, 2010, entitled “ARYx Therapeutics Secures Interim Financing — Reports Second Quarter Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 16, 2010

ARYx THERAPEUTICS, INC.

By:	/s/ David Nagler
David Nagler
Vice President, Corporate Affairs and Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Warrant to Purchase Common Stock issued August 13, 2010 and issuable September 30, 2010 to several purchasers.
10.1	Secured Note and Warrant Purchase Agreement, dated August 13, 2010, by and among ARYx Therapeutics, Inc. and the investors identified on the signature pages thereto.
10.2	Security Agreement, dated August 13, 2010, by and among ARYx Therapeutics, Inc. and the investors identified on the signature pages thereto.
10.3	Intellectual Property Security Agreement, dated August 13, 2010, by and among ARYx Therapeutics, Inc. and the investors identified on the signature pages thereto.
10.4	Registration Rights Agreement, dated August 13, 2010, by and among ARYx Therapeutics, Inc. and the investors identified on the signature pages thereto.
10.5	Amendment No. 8 to Loan and Security Agreement, dated August 13, 2010, by and between ARYx Therapeutics, Inc. and Lighthouse Capital Partners V, L.P.
10.6	Intellectual Property Security Agreement, dated August 13, 2010, by and between ARYx Therapeutics, Inc. and Lighthouse Capital Partners V, L.P.
10.7	Intercreditor Agreement, dated August 13, 2010, by and among Lighthouse Capital Partners, ARYx Therapeutics, Inc. and the other parties identified on the signature pages thereto.
99.1	Press release, dated August 16, 2010, entitled “ARYx Therapeutics Secures Interim Financing — Reports Second Quarter Results.”